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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2003

USA INTERACTIVE
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)
152 West 57th Street, New York, NY 10019 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

        Attached is a message sent by Chairman and CEO Barry Diller to senior leaders of the Company and its Operating Businesses:

    Indulge me one last time in saying that the last year was transformative—by simplifying our structure through acquiring the minority ownerships of our public subsidiaries and by agreeing to acquire Lending Tree, as well as the formal adoption of our strategy: to be the largest and most profitable interactive commerce company in the world by pursuing a multi-brand strategy. That transformation can't be complete without making our operating structure as transparent and seamless as our strategy.

    For the last period, we all knew we had a transitional organization, one that divided our company into three groups (i.e., Electronic Retailing, Travel, and Information & Services)—it, and the terrific and talented people engaged, have served us extremely well, but if we want a true operating company it's mandatory for us to adopt a more traditional organizational structure. So, we're eliminating our three groups and each of our operating businesses will report directly to the Chief Executive Officer.

    Our Operating Businesses will be as follows:

      1.
      Expedia (which will oversee Interval and TVTS), Erik Blachford, CEO

      2.
      Hotels.com, David Litman, CEO, and Bob Diener, President

      3.
      HSN and Electronic Retailing, Tom McInerney, CEO

      4.
      Ticketmaster, Terry Barnes, Chairman, and John Pleasants, CEO

      5.
      Match.com, Tim Sullivan, CEO

      6.
      Entertainment Publications, Alan Bittker, CEO

      7.
      Citysearch, Briggs Ferguson, CEO

      8.
      Precision Response Corporation, Tom Cardella, CEO

      9.
      Lending Tree and Financial Services (upon closing of the transaction), Doug Lebda, CEO

    Anne Busquet has been named Senior Advisor to the Company.

    In connection with this reorganization, we have created an Office of the Chairman which, in addition to myself, will consist of Victor Kaufman, Vice Chairman; Dara Khosrowshahi, Executive Vice President and Chief Financial Officer; and Julius Genachowski, Executive Vice President and Chief of Business Operations. The position to which Julius Genachowski is being promoted is a new one. Together with me and the other members of the Office of the Chairman, he will oversee InterActiveCorp's operating businesses—he will also focus on leadership development and opportunities across IAC. Julius Genachowski's contributions as General Counsel have been critical to the growth of the company and, while he'll certainly be missed in that role, he's perfectly qualified, both in experience and spirit, to take on this new position.

    Yes, I am burying the lead—we are changing the name of the Company to InterActiveCorp or IAC (the acronymic shorthand of which will, over time, have far more usage than the formal moniker). The active date for this change is now, though fairly informally at this point... a formal announcement with an effective date and all sorts of conformance (signage, et al.) will follow over the next period.

    The members of the Office of the Chairman will serve as principals in the management of the Company. Each member speaks for me and fully understands the principles under which we function—the most important of which is its decentralized nature where each operating business can pursue its own agenda quickly and effectively without any bureaucracy created at the corporate level.

    Enough of transformation—let's get on with the work of creating a unique and great Company....

        Also, on June 19, 2003, USA Interactive issued a press release announcing that it would change its name to InterActiveCorp, effective June 23, 2003. Please see the full text of USA's press release, filed as exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits.

    99.1    Press Release of USA Interactive dated June 19, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA INTERACTIVE

	By:	/s/ DAVID ELLEN
		Name:	David Ellen
		Title:	Vice President, Acting General Counsel and Secretary

Date: June 19, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of USA Interactive dated June 19, 2003.

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX